Prospectus Supplement
John Hancock Variable Insurance Trust
Global Equity Trust (the fund)
Supplement dated September 25, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
At its meeting held on September 23-25, 2025, the Trust’s Board of Trustees approved a change to add an additional benchmark that more closely correlates with the fund’s investments, effective as of October 1, 2025 (the Effective Date).
In connection with the change described above, the paragraph below under the heading “Past performance” in the “Fund summary” section for the fund is amended and restated as follows:
The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based securities market index. Past performance does not indicate future results. The MSCI World Value Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.
Additionally, as of the Effective Date, the “Average annual total returns” table under the heading “Past performance” in the “Fund summary” section for the fund is replaced in its entirety with the following:
Average annual total returns (%)—as of 12/31/2024	1 year	5 year	10 year
Series I	10.47	7.88	5.85
Series II	10.28	7.66	5.64
Series NAV	10.53	7.94	5.90
MSCI World Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	18.67	11.17	9.95
MSCI World Value Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	11.47	6.97	6.65
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.